UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 9, 2009

SIRF TECHNOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50669	77-0576030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

217 Devcon Drive San Jose, California	95112
(Address of principal executive offices)	(Zip Code)

(408) 467-0410

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On February 9, 2009, SiRF Technology Holdings, Inc. (“SiRF”) issued a press release reporting SiRF’s earnings results for its fourth quarter and fiscal year ended December 27, 2008. The full text of the Company’s press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 9, 2009, reporting SiRF’s earnings results for its fourth quarter and fiscal year ended December 27, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2009

SIRF TECHNOLOGY HOLDINGS, INC.

By:	/s/ Dennis Bencala
	Name:	Dennis Bencala
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 9, 2009, reporting SiRF’s earnings results for its fourth quarter and fiscal year ended December 27, 2008.